UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

VERSAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-9309	54-0852979
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center

Springfield, Virginia 22151

(Address of principal executive offices) (Zip Code)

(703) 750-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 16, 2016, Versar issued a press release announcing Versar’s financial results for the quarter ended April 1, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued on May 16, 2016 relating to the Company’s financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 16, 2016	VERSAR, INC.

	By:	/s/ James D. Villa
SVP, General Counsel and Secretary